UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22912

BNY Mellon Investment Funds II, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2021

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Alternative Diversifier Strategies Fund

ANNUAL REPORT October 31, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020 through October 31, 2021, as provided by Jeffrey M. Mortimer, CFA, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended October 31, 2021, BNY Mellon Alternative Diversifier Strategies Fund’s Class A shares produced a total return of 18.41%, Class C shares returned 17.51%, Class I shares returned 18.87% and Class Y shares returned 18.96%.1 In comparison, the S&P 500® Index (the “Index”) returned 42.90% for the same period, and the Lipper Alternative Multi-Strategy Funds Index (the “Lipper Index”) produced a total return of 9.16% for the period.2

Alternative asset classes generally produced positive returns over the reporting period as the global economy continued to recover from the COVID-19 pandemic. The fund lagged the Index but outperformed the Lipper Index. Outperformance versus the Lipper Index was due primarily to returns in the real estate and equities categories.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally allocates its assets across non-traditional or “alternative” asset classes and investment strategies. The fund is designed to complement and diversify traditional stock and bond portfolios. The fund normally allocates its assets among other investment companies (the underlying funds) that employ alternative investment strategies. The fund seeks to achieve its investment objective by allocating its assets among asset classes and investment strategies that typically have had a low correlation to each other and to traditional equity and fixed-income asset classes. The fund currently intends to allocate its assets among underlying funds that employ the following alternative investment strategies: long/short strategies, absolute return hedge strategies, real estate-related strategies, commodities strategies, global macro strategies and managed futures strategies.

As of October 31, 2021, the fund held positions in eight underlying funds: 361 Global Long/Short Equity Fund, ASG Global Alternatives Fund, DFA Commodity Strategy Portfolio, Boston Partners Long/Short Research Fund, BNY Mellon Global Real Estate Securities Fund, BNY Mellon Global Real Return Fund, the Gateway Fund and Neuberger Berman Long Short Fund.

Markets Continue to Recover, Treasury Yields Rise

Early in the reporting period, markets benefited from a number of factors. With the approval of multiple COVID-19 vaccines in November 2020, investor sentiment improved, and the global economic outlook brightened. Returns were also boosted by interest rates, which remained low, and by the stimulus package approved by Congress, which provided support to consumers, small businesses and the economy generally.

Other than a brief correction in September 2021, equities trended positively throughout the period. Not only did earnings recover from pandemic-related lockdowns, but companies with a significant online strategy benefited from increased operational leverage. Many of

2

these technology plays experienced top-line sales growth in the 20-40% range, amply supporting the earnings growth story.

Both loose monetary policy and significant fiscal stimulus also supported a broad and sustained recovery. The Federal Reserve (the “Fed”) also announced a change in its inflation policy, raising the target rate from an upper limit of 2% to an average of 2%, allowing inflation to run at a higher rate for some time.

Fixed-income markets, as measured by the Bloomberg U.S. Aggregate index, posted a negative performance during the reporting period. This was driven by intermittent concerns about the pandemic, worries about inflation and questions about when the Fed would begin tapering its bond purchases. Losses were largely due to yield-curve steepening at the long end of the curve early in the year.

In the second quarter of 2021, the Fed calmed the bond market, signaling that it would not be tapering its bond purchase program in the near term. It also termed the rise in inflation as “transitory” and therefore not a concern to fixed-income investors. The Delta variant of COVID-19 also emerged, casting some doubt on the pace of economic recovery.

In the third quarter of 2021, returns in the fixed-income market were muted. Inflation remained a focus as investors tried to determine whether the higher inflation rate was indeed going to be transitory. Supply-chain issues emerged as a threat to the economy and as a driver of higher prices. The stability of the global economy also came into question with the financial difficulties of Evergrande, a Chinese real estate developer. In the U.S., concerns about whether the debt ceiling would be raised by Congress also factored into the market environment.

The Fed met seven times during the period and left rates unchanged. While it did not taper its purchases of Treasury and mortgage securities, it announced shortly after the reporting period that it would begin to do so.

Global Real Estate and Equities Drove Returns

The fund’s performance versus the Lipper Index was driven by strong returns in global real estate and equities. Four of the eight underlying funds contributed positively to performance by beating their benchmarks, but the primary positive contributors were in the global real estate category and in the long/short equity category. A slight overweight to the global real estate category was additive as was the performance of the underlying fund, the BNY Mellon Global Real Estate Securities fund. In the long-short equity category, the Boston Partners Long/Short Research fund was the primary driver. The fund’s overweight positioning in the commodities category was also a positive contributor.

On a less positive note, the fund was hindered primarily by the underperformance of the 361 Long/Short Global Equity Fund. Another primary detractor was the fund’s positioning in the absolute return category.

Positioned for a Continued Bull Market

We believe that the fund is well-positioned for market activity going forward. We think that diversification across asset classes may continue to be additive to fund performance, and we will continue to attempt to take advantage of broadening market participation as more asset

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

classes participate in the bull market. We believe the fund is well-positioned to buffer the equity market volatility as the uneven economic recovery continues.

November 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by BNY Mellon Investment Adviser, Inc. in effect until March 1, 2022, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

² Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. The Lipper Alternative Multi-Strategy Funds Index consists of funds that, by prospectus language, seek total returns through the management of several different hedge-like strategies. These funds are typically quantitatively driven to measure the existing relationship between instruments and, in some cases, to identify positions in which the risk-adjusted spread between these instruments represents an opportunity for the investment manager. Investors cannot invest directly in any index.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Bloomberg Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Bonds are subject generally to interest-rate, credit, liquidity, call, sector and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and leverage, and expose the fund to the risk that it will be required to buy the security, sold short, at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. It is possible that the market value of securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund’s potential volatility. Leveraging occurs when the fund increases its assets available for investment using borrowing or similar transactions. Short sales effectively leverage the fund’s assets. The use of leverage may magnify the fund’s gains or losses.

Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Prices of commodities and related contracts may fluctuate significantly over short periods due to a variety of factors.

Investing in real estate securities is similar to direct investments in real estate, including falling property values due to increasing vacancies or declining rents resulting from economic, legal, political or technological developments, lack of liquidity, limited diversification and sensitivity to certain economic factors such as interest rate changes and market recessions.

The underlying funds’ underlying strategies may use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The ability of the fund to achieve its investment goal depends, in part, on the ability of BNY Mellon Investment Adviser, Inc. to allocate effectively the fund’s assets among the investment strategies and the underlying funds.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Alternative Diversifier Strategies Fund with a hypothetical investment of $10,000 in the S&P 500® Index and Lipper Alternative Multi-Strategy Funds Index.

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Alternative Diversifier Strategies Fund on 3/31/14 (inception date) to a hypothetical investment of $10,000 made in the S&P 500® Index and Lipper Alternative Multi-Strategy Funds Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares and Class I shares. The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. The Lipper Alternative Multi-Strategy Funds Index consists of funds that, by prospectus language, seek total returns through the management of several different hedge-like strategies. These funds are typically quantitatively driven to measure the existing relationship between instruments and in some cases to identify positions in which the risk-adjusted spread between these instruments represents an opportunity for the investment manager. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the indices potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Alternative Diversifier Strategies Fund with a hypothetical investment of $1,000,000 in the S&P 500® Index and Lipper Alternative Multi-Strategy Funds Index.

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Alternative Diversifier Strategies Fund on 3/31/14 (inception date) to a hypothetical investment of $1,000,000 made in the S&P 500® Index and Lipper Alternative Multi-Strategy Funds Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. The Lipper Alternative Multi-Strategy Funds Index consists of funds that, by prospectus language, seek total returns through the management of several different hedge-like strategies. These funds are typically quantitatively driven to measure the existing relationship between instruments and in some cases to identify positions in which the risk-adjusted spread between these instruments represents an opportunity for the investment manager. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the indices potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/2021
	Inception			From
	Date	1 Year	5 Years	Inception
Class A shares
with maximum sales charge (5.75%)	3/31/14	11.57%	2.86%	1.85%
without sales charge	3/31/14	18.41%	4.10%	2.64%
Class C shares
with applicable redemption charge†	3/31/14	16.51%	3.28%	1.90%
without redemption	3/31/14	17.51%	3.28%	1.90%
Class I shares	3/31/14	18.87%	4.48%	3.01%
Class Y shares	3/31/14	18.96%	4.59%	3.15%
S&P 500® Index	3/31/14	42.90%	18.92%	14.81%††
Lipper Alternative Multi-Strategy Funds Index	3/31/14	9.16%	2.56%	1.81%††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† Index date is based on the inception date of the fund.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Alternative Diversifier Strategies Fund from May 1, 2021 to October 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.12	$7.96	$2.01	$1.70
Ending value (after expenses)	$1,041.90	$1,038.50	$1,044.20	$1,044.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.08	$7.88	$1.99	$1.68
Ending value (after expenses)	$1,021.17	$1,017.39	$1,023.24	$1,023.54
†

Expenses are equal to the fund’s annualized expense ratio of .80% for Class A, 1.55% for Class C, .39% for Class I and .33% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2021

Description	Shares		Value ($)
Investment Companies - 99.1%
Alternative Investments - 28.5%
AlphaSimplex Global Alternatives Fund, Cl. Y	3,608,933	[a]	39,662,172
DFA Commodity Strategy Portfolio	1,058,134		7,682,053
Gateway Fund, CI. Y	770,914		31,052,407
			78,396,632
Domestic Equity - 33.2%
Boston Partners Long/Short Research Fund, Institutional Class	2,616,937	[a,b]	45,587,036
Neuberger Berman Long Short Fund, Institutional Class	2,524,628	[b]	45,973,485
			91,560,521
Foreign Balanced - 15.3%
BNY Mellon Global Real Return Fund, CI. Y	2,377,243	[c]	42,124,753
Foreign Equity - 22.1%
361 Global Long/Short Equity Fund, CI. Y	2,566,088	[b]	31,408,913
BNY Mellon Global Real Estate Securities Fund, CI. Y	2,756,292	[c]	29,437,195
			60,846,108
Total Investments (cost $232,353,468)	99.1%		272,928,014
Cash and Receivables (Net)	.9%		2,486,342
Net Assets	100.0%		275,414,356

a Investment in non-controlled affiliates (cost $77,965,049).

b Non-income producing security.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	99.1
99.1

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/20 ($)	Purchases ($)†	Sales ($)	Net Realized Gains (Loss) ($)
BNY Mellon Dynamic Total Return Fund, Cl.Y	17,189,193	-	(17,941,155)	2,579,106
BNY Mellon Global Real Estate Securities Fund, Cl.Y	31,280,488	2,655,096	(15,401,016)	995,181
BNY Mellon Global Real Return Fund, Cl.Y	33,958,862	15,103,769	(11,929,221)	512,420
Total	82,428,543	17,758,865	(45,271,392)	4,086,707

Investment Companies	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 10/31/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Dynamic Total Return Fund, Cl.Y	(1,827,144)	-	-	-
BNY Mellon Global Real Estate Securities Fund, Cl.Y	9,907,446	29,437,195	10.7	322,002
BNY Mellon Global Real Return Fund, Cl.Y	4,478,923	42,124,753	15.3	606,645
Total	12,559,225	71,561,948	26.0	928,647

† Includes reinvested dividend/distributions.

See notes to financial statements.

10

In addition, an affiliated company is a company in which the fund has ownership of at least 5% of the voting securities at October 31, 2021. Investments in such affiliated companies during the period ended October 31, 2021 were as follows:

Investment Companies	Value 10/31/20 ($)	Purchases($)†	Sales($)	Net Realized Gain (Loss)($)
AlphaSimplex Global Alternatives Fund, Cl. Y	33,479,053	16,480,967	(11,734,134)	(223,352)
Boston Partners Long/Short Research Fund, Institutional Class	46,656,185	13,563,313	(28,335,828)	(3,005,135)
Total	80,135,238	30,044,280	(40,069,962)	(3,228,487)

Investment Companies	Change in Net Unrealized Appreciation (Depreciation)($)	Value 10/31/21($)	Net Assets(%)	Dividends/ Distributions($)
AlphaSimplex Global Alternatives Fund, Cl. Y	1,659,638	39,662,172	14.4	1,045,006
Boston Partners Long/Short Research Fund, Institutional Class	16,708,501	45,587,036	16.6	997,895
Total	18,368,139	85,249,208	31.0	2,042,901

†  Includes reinvested dividend/distributions.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	97,127,174	116,116,858
Affiliated issuers	135,226,294	156,811,156
Cash		2,849,434
Receivable for shares of Common Stock subscribed		202,500
Interest receivable		23,022
Prepaid expenses		27,269
		276,030,239
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		63,276
Payable for shares of Common Stock redeemed		490,138
Directors’ fees and expenses payable		3,834
Other accrued expenses		58,635
		615,883
Net Assets ($)		275,414,356
Composition of Net Assets ($):
Paid-in capital		240,395,099
Total distributable earnings (loss)		35,019,257
Net Assets ($)		275,414,356

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	83,822	28,063	2,626,103	272,676,368
Shares Outstanding	5,817	2,000	182,369	18,831,359
Net Asset Value Per Share ($)	14.41	14.03	14.40	14.48

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Year Ended October 31, 2021

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	276,445
Affiliated issuers	1,973,653
Total Income	2,250,098
Expenses:
Management fee—Note 3(a)	697,936
Professional fees	93,614
Registration fees	67,403
Directors’ fees and expenses—Note 3(d)	21,372
Chief Compliance Officer fees—Note 3(c)	11,250
Prospectus and shareholders’ reports	9,523
Loan commitment fees—Note 2	8,236
Custodian fees—Note 3(c)	3,514
Shareholder servicing costs—Note 3(c)	2,410
Distribution fees—Note 3(b)	202
Interest expense—Note 2	193
Miscellaneous	18,530
Total Expenses	934,183
Less—reduction in expenses due to undertaking—Note 3(a)	(106)
Net Expenses	934,077
Investment Income—Net	1,316,021
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	(174,053)
Affiliated issuers	858,220
Capital gain distributions from affiliated issuers	997,895
Net Realized Gain (Loss)	1,682,062
Net change in unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	16,110,500
Affiliated issuers	30,927,364
Net Change in Unrealized Appreciation (Depreciation)	47,037,864
Net Realized and Unrealized Gain (Loss) on Investments	48,719,926
Net Increase in Net Assets Resulting from Operations	50,035,947

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
Operations ($):
Investment income—net	1,316,021	5,517,330
Net realized gain (loss) on investments	1,682,062	1,829,141
Net change in unrealized appreciation (depreciation) on investments	47,037,864	(17,501,340)
Net Increase (Decrease) in Net Assets Resulting from Operations	50,035,947	(10,154,869)
Distributions ($):
Distributions to shareholders:
Class A	(249)	(849)
Class C	(150)	(318)
Class I	(12,744)	(34,551)
Class Y	(2,899,504)	(10,408,051)
Total Distributions	(2,912,647)	(10,443,769)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	36,975	100
Class I	2,947,842	1,842,750
Class Y	11,418,107	25,618,561
Distributions reinvested:
Class A	98	330
Class C	-	27
Class I	10,549	21,046
Class Y	1,175,911	3,235,280
Cost of shares redeemed:
Class A	(2,000)	-
Class C	(2,393)	-
Class I	(1,732,372)	(1,895,079)
Class Y	(98,926,856)	(122,412,289)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(85,074,139)	(93,589,274)
Total Increase (Decrease) in Net Assets	(37,950,839)	(114,187,912)
Net Assets ($):
Beginning of Period	313,365,195	427,553,107
End of Period	275,414,356	313,365,195

14

	Year Ended October 31,
	2021	2020
Capital Share Transactions (Shares):
Class A
Shares sold	2,653	8
Shares issued for distributions reinvested	7	25
Shares redeemed	(142)	-
Net Increase (Decrease) in Shares Outstanding	2,518	33
Class C
Shares issued for distributions reinvested	-	2
Shares redeemed	(190)	-
Net Increase (Decrease) in Shares Outstanding	(190)	2
Class Ia
Shares sold	218,653	151,380
Shares issued for distributions reinvested	814	1,650
Shares redeemed	(128,356)	(155,732)
Net Increase (Decrease) in Shares Outstanding	91,111	(2,702)
Class Ya
Shares sold	828,497	2,099,763
Shares issued for distributions reinvested	90,315	252,362
Shares redeemed	(7,472,894)	(10,002,993)
Net Increase (Decrease) in Shares Outstanding	(6,554,082)	(7,650,868)

[a]

During the period ended October 31, 2021, 190,780 Class Y shares representing $2,575,533 were exchanged for 191,808 Class I shares and during the period ended October 31, 2020, 150,604 Class Y shares representing $1,842,750 were exchanged for 151,381 Class I shares.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.24	12.84	12.24	12.65	12.23
Investment Operations:
Investment income (loss)—net[a]	(.02)	.10	.08	(.03)	.01
Net realized and unrealized gain (loss) on investments	2.27	(.44)	.60	(.33)	.42
Total from Investment Operations	2.25	(.34)	.68	(.36)	.43
Distributions:
Dividends from investment income—net	–	(.14)	(.02)	(.05)	(.01)
Dividends from net realized gain on investments	(.08)	(.12)	(.06)	–	–
Total Distributions	(.08)	(.26)	(.08)	(.05)	(.01)
Net asset value, end of period	14.41	12.24	12.84	12.24	12.65
Total Return (%)[b]	18.41	(2.75)	5.57	(2.89)	3.52
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.89	.95	.97	.86	.82
Ratio of net expenses to average net assets[c]	.80	.80	.80	.80	.75
Ratio of net investment income (loss) to average net assets[c]	(.15)	.84	.67	(.24)	.07
Portfolio Turnover Rate	24.08	5.23	51.61	19.18	16.45
Net Assets, end of period ($ x 1,000)	84	40	42	59	61

a Based on average shares outstanding.

b Exclusive of sales charge.

c Amounts do not include the expenses of the underlying funds.

See notes to financial statements.

16

	Year Ended October 31,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.01	12.59	12.08	12.57	12.22
Investment Operations:
Investment income (loss)—net[a]	(.10)	.01	(.03)	(.12)	(.08)
Net realized and unrealized gain (loss) on investments	2.20	(.45)	.61	(.37)	.43
Total from Investment Operations	2.10	(.44)	.58	(.49)	.35
Distributions:
Dividends from investment income—net	–	(.02)	(.01)	–	–
Dividends from net realized gain on investments	(.08)	(.12)	(.06)	–	–
Total Distributions	(.08)	(.14)	(.07)	–	–
Net asset value, end of period	14.03	12.01	12.59	12.08	12.57
Total Return (%)[b]	17.51	(3.51)	4.85	(3.90)	2.86
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	1.77	1.76	1.69	1.59	1.41
Ratio of net expenses to average net assets[c]	1.55	1.55	1.55	1.55	1.41
Ratio of net investment income (loss) to average net assets[c]	(.78)	.10	(.21)	(.99)	(.63)
Portfolio Turnover Rate	24.08	5.23	51.61	19.18	16.45
Net Assets, end of period ($ x 1,000)	28	26	28	26	27

a Based on average shares outstanding.

b Exclusive of sales charge.

c Amounts do not include the expenses of the underlying funds.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.23	12.84	12.27	12.69	12.27
Investment Operations:
Investment income—net[a]	.02	.17	.14	.01	.05
Net realized and unrealized gain (loss) on investments	2.28	(.48)	.59	(.34)	.43
Total from Investment Operations	2.30	(.31)	.73	(.33)	.48
Distributions:
Dividends from investment income—net	(.05)	(.18)	(.10)	(.09)	(.06)
Dividends from net realized gain on investments	(.08)	(.12)	(.06)	–	–
Total Distributions	(.13)	(.30)	(.16)	(.09)	(.06)
Net asset value, end of period	14.40	12.23	12.84	12.27	12.69
Total Return (%)	18.87	(2.47)	6.05	(2.60)	3.97
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.41	.43	.42	.38	.35
Ratio of net expenses to average net assets[b]	.41	.43	.42	.38	.35
Ratio of net investment income to average net assets[b]	.17	1.38	1.11	.08	.43
Portfolio Turnover Rate	24.08	5.23	51.61	19.18	16.45
Net Assets, end of period ($ x 1,000)	2,626	1,116	1,206	1,446	1,780

a Based on average shares outstanding.

b Amounts do not include the expenses of the underlying funds.

See notes to financial statements.

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	Year Ended October 31,
Class Y Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.30	12.90	12.33	12.74	12.32
Investment Operations:
Investment income—net[a]	.06	.18	.12	.03	.06
Net realized and unrealized gain (loss) on investments	2.26	(.47)	.62	(.34)	.43
Total from Investment Operations	2.32	(.29)	.74	(.31)	.49
Distributions:
Dividends from investment income—net	(.06)	(.19)	(.11)	(.10)	(.07)
Dividends from net realized gain on investments	(.08)	(.12)	(.06)	–	–
Total Distributions	(.14)	(.31)	(.17)	(.10)	(.07)
Net asset value, end of period	14.48	12.30	12.90	12.33	12.74
Total Return (%)	18.96	(2.29)	6.11	(2.43)	4.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.33	.32	.30	.30	.29
Ratio of net expenses to average net assets[b]	.33	.32	.30	.30	.29
Ratio of net investment income to average net assets[b]	.47	1.45	.98	.27	.52
Portfolio Turnover Rate	24.08	5.23	51.61	19.18	16.45
Net Assets, end of period ($ x 1,000)	272,676	312,183	426,278	446,522	475,659

a Based on average shares outstanding.

b Amounts do not include the expenses of the underlying funds.

See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Alternative Diversifier Strategies Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds II, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Y (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

20

As of October 31, 2021, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held 2,000 Class A shares and 2,000 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

21

NOTES TO FINANCIAL STATEMENTS (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are valued at the net asset value of each underlying fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Investment Companies	272,928,014	-	-	272,928,014

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect

22

the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income

23

NOTES TO FINANCIAL STATEMENTS (continued)

tax expense in the Statement of Operations. During the period ended October 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $962,050 and unrealized appreciation $34,605,811. In addition, the fund deferred for tax purposes late year ordinary losses of $548,604 to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2021 and October 31, 2020 were as follows: ordinary income $1,311,773 and $6,357,765, and long-term capital gains $1,600,874 and $4,086,004, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2021 was approximately $15,068 with a related weighted average annualized interest rate of 1.28%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the fund has agreed to pay a management fee at the annual rate of 1.35% applied to the portion of the fund’s average daily net assets allocated to direct investments in securities and .25% applied to that portion of the fund’s

24

average daily net assets allocated to investments in other investment companies (underlying funds) and money market instruments (including cash and equivalents). The Adviser has contractually agreed, from November 1, 2020 through March 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .55% of the value of the fund’s average daily net assets. On or after March 1, 2022, the Adviser may terminate this expense limitation at any time. Because “acquired fund fees and expenses” are incurred indirectly by the fund, such fees and expenses are not included in the expense limitations. The reduction in expenses, pursuant to the undertaking, amounted to $106 during the period ended October 31, 2021.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended October 31, 2021, Class C shares were charged $202 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2021, Class A and Class C shares were charged $136 and $67, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

25

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2021, the fund was charged $1,703 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2021, the fund was charged $3,514 pursuant to the custody agreement.

During the period ended October 31, 2021, the fund was charged $11,250 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $58,134, Distribution Plan fees of $18, Shareholder Services Plan fees of $19, custodian fees of $1,050, Chief Compliance Officer fees of $3,774 and transfer agency fees of $294, which are offset against an expense reimbursement currently in effect in the amount of $13.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

26

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2021, amounted to $66,444,313 and $151,060,938, respectively.

At October 31, 2021, the cost of investments for federal income tax purposes was $238,322,203, accordingly, accumulated net unrealized appreciation on investments was $34,605,811, consisting of all gross unrealized appreciation.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the fund and Board of Directors of
BNY Mellon Investment Funds II, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Alternative Diversifier Strategies Fund (the “Fund”), a series of BNY Mellon Investment Funds II, Inc., including the statement of investments, as of October 31, 2021, and the statement of investments in affiliated issuers as of and for the year then ended, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with the transfer agent and custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
December 22, 2021

28

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $1,012,326 as ordinary income dividends paid during the year ended October 31, 2021 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 35.91% of ordinary income dividends paid during the year ended October 31, 2021 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2022 of the percentage applicable to the preparation of their 2021 income tax returns. The fund reports the maximum amount allowable but not less than $.0752 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

29

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 98

———————

Francine J. Bovich (70)

Board Member (2012)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 55

———————

Andrew J. Donohue (71)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP. a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 45

———————

30

Kenneth A. Himmel (75)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (72)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 45

———————

Benaree Pratt Wiley (75)

Board Member (1998)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 63

———————

31

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Interested Board Member

Bradley Skapyak (62)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of Dreyfus (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of the Transfer Agent (2011-2019)

• Senior Vice President of the Custodian (2007-2019)

No. of Portfolios for which Board Member Serves: 22

Mr. Skapyak is deemed to be an Interested Board Member of the funds as a result of his ownership of unvested restricted stock units of BNY Mellon.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member
Stephen J. Lockwood, Emeritus Board Member

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OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 57 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director - BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President since February 2020 of BNY Mellon ETF Investment Adviser; LLC, Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

33

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021 of BNY Mellon; Counsel from May 2016 to December 2019 of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 57 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

34

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For More Information

BNY Mellon Alternative Diversifier Strategies Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DRNAX Class C: DRNCX Class I: DRNIX Class Y: DRYNX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6253AR1021

BNY Mellon Global Emerging Markets Fund

ANNUAL REPORT October 31, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020 through October 31, 2021, as provided by portfolio managers Paul Birchenough and Ian Smith of Newton Investment Management Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2021, the BNY Mellon Global Emerging Markets Fund’s Class A shares produced a total return of 24.04%, Class C shares returned 23.09%, Class I shares returned 24.37% and Class Y shares returned 24.48%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a total return of 16.96% for the same period.2

Emerging markets rose during the reporting period, supported by accommodative central bank policies, strong corporate earnings and improving investor sentiment as vaccines for the COVID-19 pandemic rolled out. The fund outperformed the Index largely due to strong positioning in the information technology and materials sectors.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities (or derivative or other strategic instruments with similar economic characteristics) of companies organized or with their principal place of business, or majority of assets or business, in emerging-markets countries. The portfolio managers employ a fundamental, bottom-up investment process that emphasizes quality, return on capital employed and governance. The process of identifying investment ideas begins by identifying a core list of investment themes. These themes are based primarily on observable, global economic, industrial or social trends that the portfolio managers believe will positively affect certain sectors or industries and cause stocks within these sectors or industries to outperform others. The portfolio managers then identify specific companies, using investment themes to help focus on areas where thematic and strategic research indicates positive returns are likely to be achieved.

Chinese Economic Uncertainties and Pandemic-Related Shutdowns Limit Gains

The rebound in emerging equity-market indices from their lows of February 2020 accelerated in November and December 2020 as investors looked beyond near-term challenges, with sentiment boosted by a raft of positive vaccine news. Risk appetite was further bolstered by a series of well-received geopolitical developments, not least the U.S. presidential election outcome in early November and additional fiscal support.

The positive sentiment carried over into the new year, when emerging markets initially made strong gains, owing in large part to the strength of Chinese economic data, additional fiscal stimulus proposed by the new U.S. administration and the global progress of mass vaccination programs. However, toward the end of February 2021, equity markets experienced a sell-off as expectations for global growth and inflation caused government bond yields to rise. The weakness continued through to the end of the first quarter 2021, with China a notable laggard.

In May and June, the global spread of the Delta variant fueled fears about a third wave of coronavirus infections. Investors also focused on rising inflation and potential U.S. Federal Reserve (“Fed”) tapering. But the greatest area of concern involved the widening scope of regulatory intervention in China. Beginning earlier in the year with a series of antitrust probes aimed at the country’s technology companies, the Chinese regulatory crackdown quickly spread to the education sector before taking in other areas deemed to be acting against China’s broader interests, such as gambling and gaming. In a separate development, highly indebted Chinese property developer Evergrande appeared poised to default on its loans, potentially leading to a broader crisis in the property and financial sectors. Risk-on sentiment softened as investors contemplated the implications for China’s growth outlook.

As COVID-19 restrictions ebbed and flowed around the globe, they continued to have a significant disruptive influence on supply chains, particularly in Southeast Asia, where outbreaks caused further manufacturing closures. In energy markets, strong demand, weak renewable output, low levels of fuel storage and the transition to clean energy combined to drive energy costs sharply higher around the world. Power rationing led to factory closures in China.

The Information Technology and Materials Sectors Lead Gains

From a sector perspective, the strongest contributions to the fund’s outperformance relative to the Index came from positioning in information technology, followed by materials. At a country level, the largest contributions came from investments in India and South Korea. Positive performance was driven in large part by the fund’s holdings in the electric-vehicle (EV) supply chain. Strong EV sales numbers, coupled with U.S. president Joe Biden’s promise of US$2 trillion for renewable energy and other climate measures over his tenure, helped copper foils producer Iljin Materials and lithium producers Livent and Orocobre to outperform. Other top holdings included solar-energy stock LONGi Green Energy Technology, which benefited from positive sentiment toward green energy as coal and gas prices rose, and as optimism grew around China’s plans to construct more renewable energy capacity. Holdings in India-based Internet content provider Info Edge India also bolstered returns as the share price rose on expectations for a fast recovery in demand following the impact of the Delta variant.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Conversely, stock selection in the financials sector detracted from relative returns due to disappointing insurance industry holdings and underweight exposure to banks, which performed well. Limited or zero exposure to energy-heavy markets such as Russia, Brazil and Saudi Arabia, which benefited from sharply rising oil and gas prices, further undermined relative performance. Significantly underperforming individual positions included three China-based holdings: New Oriental Education & Technology Group, Tencent Music Entertainment Group and Ping An Insurance Group Company of China. New Oriental Education & Technology Group initially suffered after reporting mixed financial results due to the impact of COVID-19. Later in the period, the stock declined further on increased speculation that the Chinese authorities would try to dampen demand for after-school tuition to reduce the pressure on children and their parents. After reducing the position in light of the increased risks to the investment case, we sold the fund’s remaining small position following credible news reports—which came a few days ahead of the official government confirmation—that the Chinese authorities would ban private education businesses from making profits or raising capital. Tencent Music Entertainment Group fell on news that China’s market regulator would ban Tencent and its affiliated companies from exclusive music copyright agreements. Ping An Insurance Group Company of China was negatively affected by unsubstantiated fears about greater regulatory scrutiny of the insurance industry, as well as negative sentiment around the Chinese financial system related to the potential Evergrande default.

Seeing Long-Term Opportunities Ahead

Over the shorter term, we believe emerging-markets asset prices are likely to be influenced by inflationary developments in the United States and the response of the Fed. Other variables are also likely to play their part in determining the trajectory of emerging-markets equities in the months ahead, including commodity prices, the relative strength of the U.S. dollar, pandemic-related developments and the news flow from China (especially in relation to regulations and macro-financial conditions).

Challenges lie ahead. We think it unlikely that tensions between the United States and China will be resolved. The world is aging, and high global debt levels are rising. But despite this backdrop, we are seeing exciting innovation and change, and pockets of sustainably fast, economic growth. We believe that emerging markets are a good place to hunt for companies positioned to benefit from innovation, change and growth. In our view, the longer-term opportunities in emerging markets are based on relatively high levels of income growth, rapid increases in product penetration and scope for industry consolidation. We see unique opportunities for emerging-markets companies exposed to reliable secular-growth trends, particularly companies that can exploit these opportunities more effectively than their peers by virtue of their differentiated customer offerings and execution. We remain confident that emerging-markets investors are able to identify the right growth themes and companies should be well rewarded over the long term.

November 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI Emerging Markets Index is a free, float-adjusted, market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Investors cannot invest directly in any index.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-markets countries.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity. These risks generally are greater with emerging-markets countries than with more economically and politically established foreign countries.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Global Emerging Markets Fund with a hypothetical investment of $10,000 in the MSCI Emerging Markets Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares, and Class I shares of BNY Mellon Global Emerging Markets Fund on 2/3/14 (inception date) to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Global Emerging Markets Fund with a hypothetical investment of $1,000,000 in the MSCI Emerging Markets Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Global Emerging Markets Fund on 2/3/14 (inception date) to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/2021
	Inception Date	1 Year	5 Year	From Inception
Class A shares
with maximum sales charge (5.75%)	2/3/14	16.89%	13.72%	10.66%
without sales charge	2/3/14	24.04%	15.08%	11.51%
Class C shares
with applicable redemption charge †	2/3/14	22.09%	14.20%	10.67%
without redemption	2/3/14	23.09%	14.20%	10.67%
Class I shares	2/3/14	24.37%	15.35%	11.75%
Class Y shares	2/3/14	24.48%	15.41%	11.85%
MSCI Emerging Markets Index	1/31/14	16.96%	9.39%	6.44%	††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† For comparative purposes, the value of the Index as of 1/31/14 is used as the beginning value on 2/3/14.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Emerging Markets Fund from May 1, 2021 to October 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.32	$10.10	$5.01	$4.71
Ending value (after expenses)	$1,007.30	$1,003.40	$1,008.70	$1,009.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.36	$10.16	$5.04	$4.74
Ending value (after expenses)	$1,018.90	$1,015.12	$1,020.21	$1,020.52
†

Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 2.00% for Class C, .99% for Class I and .93% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2021

Description	Shares		Value ($)
Common Stocks - 97.5%
Argentina - 2.4%
MercadoLibre	10,243	[a]	15,170,088
Brazil - 1.1%
B3 - Brasil Bolsa Balcao	3,348,859		7,084,832
China - 33.4%
Alibaba Group Holding	912,964	[a]	19,126,423
Autohome, ADR	115,320		4,537,842
Bilibili, ADR	77,282	[a,b]	5,664,771
BY-HEALTH, Cl. A	3,543,300		14,108,306
China Yongda Automobiles Services Holdings	3,844,500		6,146,852
Flat Glass Group, Cl. H	1,833,000	[b]	9,894,737
Foshan Haitian Flavouring & Food, Cl. A	589,100		10,772,504
LONGi Green Energy Technology, CI. A	1,456,955		22,241,485
Meituan, Cl. B	391,258	[a,c]	13,557,375
NARI Technology, Cl. A	2,459,957		14,965,094
Pharmaron Beijing, Cl. H	203,500	[c]	4,433,295
Ping An Insurance Group Company of China, Cl. H	1,836,000		13,190,978
Shenzhen Inovance Technology, CI. A	1,257,000		12,812,981
Sungrow Power Supply, CI. A	327,200		8,390,530
Tencent Holdings	384,568		23,774,463
Tencent Music Entertainment Group, ADR	1,179,851	[a]	9,273,629
Xinyi Solar Holdings	2,162,000		4,523,792
Yum China Holdings	257,044		14,672,071
			212,087,128
Hong Kong - 3.8%
AIA Group	2,148,800		24,262,204
Hungary - 1.0%
OTP Bank	108,800	[a]	6,534,445
India - 24.1%
Asian Paints	328,326		13,592,768
Godrej Consumer Products	807,501		10,316,278
HDFC Asset Management	157,963	[c]	5,584,304
HDFC Bank	549,417		11,613,651
Hindustan Unilever	360,174		11,510,898
Housing Development Finance	762,203		28,955,698
Info Edge India	273,264		22,170,763
Jubilant Foodworks	273,864		13,492,916
Maruti Suzuki India	150,264		15,014,912
Tata Consultancy Services	329,162		14,935,784

Description		Shares		Value ($)
Common Stocks - 97.5% (continued)
India - 24.1% (continued)
Titan		188,643		6,004,708
				153,192,680
Japan - 1.9%
Advantest		146,200		11,967,940
Mexico - 1.5%
Wal-Mart de Mexico		2,645,007		9,215,385
Netherlands - 4.5%
ASML Holding		21,930		17,758,432
Prosus		126,102		11,109,430
				28,867,862
Philippines - .0%
GT Capital Holdings		1		11
Russia - 1.6%
HeadHunter Group, ADR		186,303		9,847,977
South Africa - 1.0%
Clicks Group		344,516		6,289,024
South Korea - 6.4%
Iljin Materials		60,524		5,205,307
LG Chem		12,995		9,296,838
LG Household & Health Care		4,687		4,696,827
Samsung SDI		33,638		21,128,999
				40,327,971
Taiwan - 6.7%
Elite Material		596,000		5,154,467
Taiwan Semiconductor Manufacturing		1,753,000		37,192,585
				42,347,052
United States - 5.4%
EPAM Systems		27,542	[a]	18,542,376
Livent		554,574	[a,b]	15,650,078
				34,192,454
Uruguay - 2.7%
Globant		54,341	[a,b]	17,345,104
Total Common Stocks (cost $458,768,631)				618,732,157
	1-Day Yield (%)
Investment Companies - 3.0%
Registered Investment Companies - 3.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $18,776,343)	0.06	18,776,343	[d]	18,776,343

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $2,542,800)	0.02	2,542,800	[d]	2,542,800
Total Investments (cost $480,087,774)		100.9%		640,051,300
Liabilities, Less Cash and Receivables		(.9%)		(5,394,800)
Net Assets		100.0%		634,656,500

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At October 31, 2021, the value of the fund’s securities on loan was $40,556,203 and the value of the collateral was $41,590,970, consisting of cash collateral of $2,542,800 and U.S. Government & Agency securities valued at $39,048,170. In addition, the value of collateral may include pending sales that are also on loan.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, these securities were valued at $23,574,974 or 3.71% of net assets.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Semiconductors & Semiconductor Equipment	16.3
Media & Entertainment	10.3
Retailing	10.3
Software & Services	8.0
Banks	7.4
Household & Personal Products	6.4
Materials	6.1
Insurance	5.9
Capital Goods	5.7
Technology Hardware & Equipment	5.0
Consumer Services	4.4
Investment Companies	3.4
Food & Staples Retailing	2.4
Automobiles & Components	2.4
Diversified Financials	2.0
Food, Beverage & Tobacco	1.7
Commercial & Professional Services	1.6
Consumer Durables & Apparel	.9
Pharmaceuticals Biotechnology & Life Sciences	.7
100.9

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/20 ($)	Purchases ($)†	Sales ($)	Value 10/31/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	11,025,756	284,297,869	(276,547,282)	18,776,343	3.0	10,312
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	3,467	3,551	(7,018)	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	82,565,105	(80,022,305)	2,542,800.4		365,289†††
Total	11,029,223	366,866,525	(356,576,605)	21,319,143	3.4	375,601

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2021

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Citigroup
United States Dollar	941,649	Australian Dollar	1,249,367	11/2/2021	1,794
J.P. Morgan Securities
Hong Kong Dollar	22,965,495	United States Dollar	2,952,672	11/1/2021	(978)
RBS Securities
United States Dollar	754,402	Australian Dollar	1,004,852	11/1/2021	(1,508)
State Street Bank and Trust Company
Hong Kong Dollar	10,832,820	United States Dollar	1,393,122	11/2/2021	(805)
Gross Unrealized Appreciation					1,794
Gross Unrealized Depreciation					(3,291)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $40,556,203)—Note 1(c):
Unaffiliated issuers	458,768,631	618,732,157
Affiliated issuers	21,319,143	21,319,143
Cash denominated in foreign currency	233,888	234,476
Receivable for investment securities sold		3,805,430
Receivable for shares of Common Stock subscribed		2,533,203
Dividends and securities lending income receivable		167,008
Tax reclaim receivable—Note 1(b)		12,707
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		1,794
Prepaid expenses		33,206
		646,839,124
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		563,716
Payable for investment securities purchased		4,345,451
Foreign capital gains tax payable—Note 1(b)		4,007,887
Liability for securities on loan—Note 1(c)		2,542,800
Payable for shares of Common Stock redeemed		589,964
Directors’ fees and expenses payable		13,100
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		3,291
Other accrued expenses		116,415
		12,182,624
Net Assets ($)		634,656,500
Composition of Net Assets ($):
Paid-in capital		452,478,722
Total distributable earnings (loss)		182,177,778
Net Assets ($)		634,656,500

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	25,710,928	6,578,357	227,677,631	374,689,584
Shares Outstanding	934,319	248,318	8,215,136	13,456,006
Net Asset Value Per Share ($)	27.52	26.49	27.71	27.85

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended October 31, 2021

Investment Income ($):
Income:
Cash dividends (net of $567,006 foreign taxes withheld at source):
Unaffiliated issuers	3,878,508
Affiliated issuers	10,312
Income from securities lending—Note 1(c)	365,289
Total Income	4,254,109
Expenses:
Management fee—Note 3(a)	4,621,367
Custodian fees—Note 3(c)	512,779
Shareholder servicing costs—Note 3(c)	274,088
Professional fees	147,148
Registration fees	115,110
Directors’ fees and expenses—Note 3(d)	53,618
Distribution fees—Note 3(b)	47,304
Prospectus and shareholders’ reports	25,850
Chief Compliance Officer fees—Note 3(c)	14,062
Loan commitment fees—Note 2	13,662
Interest expense—Note 2	8,944
Miscellaneous	36,611
Total Expenses	5,870,543
Less—reduction in expenses due to undertaking—Note 3(a)	(1,716)
Net Expenses	5,868,827
Investment (Loss)—Net	(1,614,718)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	73,591,892
Net realized gain (loss) on forward foreign currency exchange contracts	(418,033)
Net Realized Gain (Loss)	73,173,859
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	15,007,380
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(1,497)
Net Change in Unrealized Appreciation (Depreciation)	15,005,883
Net Realized and Unrealized Gain (Loss) on Investments	88,179,742
Net Increase in Net Assets Resulting from Operations	86,565,024

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
Operations ($):
Investment (loss)—net	(1,614,718)	(680,423)
Net realized gain (loss) on investments	73,173,859	19,501,209
Net change in unrealized appreciation (depreciation) on investments	15,005,883	90,524,241
Net Increase (Decrease) in Net Assets Resulting from Operations	86,565,024	109,345,027
Distributions ($):
Distributions to shareholders:
Class A	(23,010)	(85,052)
Class C	-	(54,018)
Class I	(388,130)	(1,143,845)
Class Y	(1,189,305)	(5,341,890)
Total Distributions	(1,600,445)	(6,624,805)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	20,874,946	4,502,024
Class C	2,315,675	392,214
Class I	262,813,546	31,806,522
Class Y	159,533,492	61,723,080
Distributions reinvested:
Class A	21,565	84,300
Class C	-	53,578
Class I	385,447	1,129,670
Class Y	689,367	3,717,884
Cost of shares redeemed:
Class A	(6,129,929)	(1,551,472)
Class C	(1,056,650)	(1,082,460)
Class I	(129,124,741)	(25,220,060)
Class Y	(141,018,504)	(78,487,287)
Increase (Decrease) in Net Assets from Capital Stock Transactions	169,304,214	(2,932,007)
Total Increase (Decrease) in Net Assets	254,268,793	99,788,215
Net Assets ($):
Beginning of Period	380,387,707	280,599,492
End of Period	634,656,500	380,387,707

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2021	2020
Capital Share Transactions (Shares):
Class Aa
Shares sold	760,594	241,464
Shares issued for distributions reinvested	831	4,921
Shares redeemed	(224,226)	(82,890)
Net Increase (Decrease) in Shares Outstanding	537,199	163,495
Class C
Shares sold	86,839	22,291
Shares issued for distributions reinvested	-	3,210
Shares redeemed	(39,751)	(65,721)
Net Increase (Decrease) in Shares Outstanding	47,088	(40,220)
Class Ia
Shares sold	9,502,139	1,794,852
Shares issued for distributions reinvested	14,785	65,758
Shares redeemed	(4,727,508)	(1,520,042)
Net Increase (Decrease) in Shares Outstanding	4,789,416	340,568
Class Ya
Shares sold	5,735,348	3,484,598
Shares issued for distributions reinvested	26,332	215,530
Shares redeemed	(5,255,179)	(4,327,375)
Net Increase (Decrease) in Shares Outstanding	506,501	(627,247)

[a]

During the period ended October 31, 2021, 24,191 Class Y shares representing $588,077 were exchanged for 24,442 Class A shares and 130,039 Class Y shares representing $3,578,685 were exchanged for 130,609 Class I shares. During the period ended October 31, 2020, 77,972 Class Y shares representing $1,481,238 were exchanged for 78,284 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	22.23	16.25	13.86	17.79	14.24
Investment Operations:
Investment income (loss)—net[a]	(.14)	(.10)	.03	.03	(.03)
Net realized and unrealized gain (loss) on investments	5.48	6.43	2.48	(3.75)	3.58
Total from Investment Operations	5.34	6.33	2.51	(3.72)	3.55
Distributions:
Dividends from investment income—net	(.05)	(.35)	(.12)	(.21)	-
Net asset value, end of period	27.52	22.23	16.25	13.86	17.79
Total Return (%)[b]	24.04	39.62	18.28	(21.19)	25.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26	1.29	1.32	1.34	1.55
Ratio of net expenses to average net assets	1.25	1.25	1.25	1.25	1.28
Ratio of net investment income (loss) to average net assets	(.51)	(.54)	.22	.16	(.17)
Portfolio Turnover Rate	66.55	51.54	48.73	41.94	36.79
Net Assets, end of period ($ x 1,000)	25,711	8,826	3,795	5,109	4,117

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	21.52	15.73	13.42	17.32	13.96
Investment Operations:
Investment (loss)—net[a]	(.35)	(.22)	(.08)	(.10)	(.15)
Net realized and unrealized gain (loss) on investments	5.32	6.23	2.41	(3.63)	3.51
Total from Investment Operations	4.97	6.01	2.33	(3.73)	3.36
Distributions:
Dividends from investment income—net	-	(.22)	(.02)	(.17)	-
Net asset value, end of period	26.49	21.52	15.73	13.42	17.32
Total Return (%)[b]	23.09	38.61	17.35	(21.80)	24.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.01	2.07	2.10	2.11	2.30
Ratio of net expenses to average net assets	2.00	2.00	2.00	2.00	2.01
Ratio of net investment (loss) to average net assets	(1.33)	(1.26)	(.51)	(.60)	(.94)
Portfolio Turnover Rate	66.55	51.54	48.73	41.94	36.79
Net Assets, end of period ($ x 1,000)	6,578	4,330	3,798	4,793	3,335

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended October 31,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	22.35	16.34	13.96	17.89	14.29
Investment Operations:
Investment income (loss)—net[a]	(.08)	(.05)	.07	.07	.01
Net realized and unrealized gain (loss) on investments	5.52	6.46	2.50	(3.77)	3.59
Total from Investment Operations	5.44	6.41	2.57	(3.70)	3.60
Distributions:
Dividends from investment income—net	(.08)	(.40)	(.19)	(.23)	(.00)[b]
Net asset value, end of period	27.71	22.35	16.34	13.96	17.89
Total Return (%)	24.37	39.93	18.61	(21.01)	25.24
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99	1.02	1.00	1.06	1.29
Ratio of net expenses to average net assets	.99	1.00	1.00	1.00	1.02
Ratio of net investment income (loss) to average net assets	(.28)	(.27)	.47	.38	.07
Portfolio Turnover Rate	66.55	51.54	48.73	41.94	36.79
Net Assets, end of period ($ x 1,000)	227,678	76,571	50,399	78,037	108,787

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October, 31
Class Y Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	22.45	16.40	14.03	17.97	14.35
Investment Operations:
Investment income (loss)—net[a]	(.06)	(.03)	.07	.08	.03
Net realized and unrealized gain (loss) on investments	5.55	6.48	2.51	(3.79)	3.59
Total from Investment Operations	5.49	6.45	2.58	(3.71)	3.62
Distributions:
Dividends from investment income—net	(.09)	(.40)	(.21)	(.23)	(.00)[b]
Net asset value, end of period	27.85	22.45	16.40	14.03	17.97
Total Return (%)	24.48	40.07	18.61	(20.98)	25.27
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.93	.98	.94	1.18
Ratio of net expenses to average net assets	.90	.93	.98	.94	1.11
Ratio of net investment income (loss) to average net assets	(.22)	(.19)	.47	.44	.17
Portfolio Turnover Rate	66.55	51.54	48.73	41.94	36.79
Net Assets, end of period ($ x 1,000)	374,690	290,661	222,607	201,273	156,027

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Emerging Markets Fund (the “fund”) is a separate non-diversified series of BNY Mellon Investment Funds II, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser”), a wholly owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Y (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses

NOTES TO FINANCIAL STATEMENTS (continued)

attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Director (the “Board”). Certain factors may be considered when

NOTES TO FINANCIAL STATEMENTS (continued)

fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	618,732,157	-	-	618,732,157
Investment Companies	21,319,143	-	-	21,319,143
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	1,794	-	1,794
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(3,291)	-	(3,291)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the

NOTES TO FINANCIAL STATEMENTS (continued)

securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2021, The Bank of New York Mellon earned $49,416 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund follows an investment policy of investing primarily in emerging market countries. Because the fund’s investments are concentrated in emerging market countries, the fund’s performance is expected to be closely tied to social, political and economic conditions within such countries and to be more volatile than the performance of more geographically diversified funds.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $35,559,760 and unrealized appreciation $146,618,018.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2021 and October 31, 2020 were as follows: undistributed ordinary income $1,599,360 and $6,624,805, and long-term capital gains $1,085 and $0, respectively.

During the period ended October 31, 2021, as a result of permanent book to tax differences, primarily due to net operating losses, the fund increased

NOTES TO FINANCIAL STATEMENTS (continued)

total distributable earnings (loss) by $3,623,655 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2021 was approximately $737,260 with a related weighted average annualized interest rate of 1.21%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets. The Adviser has contractually agreed, from November 1, 2020 through March 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the value of the fund’s average daily net assets. On or after March 1, 2022, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking amounted to $1,716 during the period ended October 31, 2021.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio.

The Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended October 31, 2021, the Distributor retained $2,622 commissions earned on sales of the fund’s Class A shares and $1,870 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended October 31, 2021, Class C shares were charged $47,304 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During

NOTES TO FINANCIAL STATEMENTS (continued)

the period ended October 31, 2021, Class A and Class C shares were charged $52,721 and $15,768, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan and Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2021, the fund was charged $7,157 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2021, the fund was charged $512,779 pursuant to the custody agreement.

During the period ended October 31, 2021, the fund was charged $14,062 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $398,304, Distribution Plan fees of $4,153, Shareholder Services Plan fees of $6,807, custodian fees of $150,000, Chief Compliance Officer fees of $4,718 and transfer agency fees of $1,320, which are offset against an expense reimbursement currently in effect in the amount of $1,586.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended October 31, 2021, amounted to $548,367,829 and $391,711,967, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2021 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or

NOTES TO FINANCIAL STATEMENTS (continued)

losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2021 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2021, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	1,794	(3,291)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	1,794	(3,291)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	1,794	(3,291)

The following tables present derivative Assets and Liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2021:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Citigroup	1,794		-	-	1,794

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
J.P. Morgan Securities	(978)		-	-	(978)
RBS Securities	(1,508)		-	-	(1,508)
State Street Bank and Trust Company	(805)		-	-	(805)
Total	(3,291)		-	-	(3,291)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2021:

Average Market Value ($)
Forward contracts	2,141,475

At October 31, 2021, the cost of investments for federal income tax purposes was $489,413,946 accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $150,635,857, consisting of $191,685,966 gross unrealized appreciation and $41,050,109 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the fund and Board of Directors of
BNY Mellon Investment Funds II, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Global Emerging Markets Fund (the “Fund”), a series of BNY Mellon Investment Funds II, Inc., including the statements of investments and forward foreign currency exchange contracts, as of October 31, 2021, and the statement of investments in affiliated issuers as of and for the year then ended, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
December 22, 2021

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $4,393,420 as income sourced from foreign countries for the fiscal year ended October 31, 2021 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $2,094,047 as taxes paid from foreign countries for the fiscal year ended October 31, 2021 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2021 calendar year with Form 1099-DIV which will be mailed in early 2022. Also, the fund designates the maximum amount allowable, but not less than $3,159,714 as ordinary income dividends paid during the fiscal year ended October 31, 2021 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 98

———————

Francine J. Bovich (70)

Board Member (2012)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 55

———————

Andrew J. Donohue (71)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP. a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 45

———————

Kenneth A. Himmel (75)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (72)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 45

———————

Benaree Pratt Wiley (75)

Board Member (1998)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 63

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Interested Board Member

Bradley Skapyak (62)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of Dreyfus (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of the Transfer Agent (2011-2019)

• Senior Vice President of the Custodian (2007-2019)

No. of Portfolios for which Board Member Serves: 22

Mr. Skapyak is deemed to be an Interested Board Member of the funds as a result of his ownership of unvested restricted stock units of BNY Mellon.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member
Stephen J. Lockwood, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 57 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director - BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President since February 2020 of BNY Mellon ETF Investment Adviser; LLC, Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021 of BNY Mellon; Counsel from May 2016 to December 2019 of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 57 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Global Emerging Markets Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management Limited
160 Queen Victoria Street,
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DGEAX Class C: DGECX Class I: DGIEX Class Y: DGEYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6243AR1021

BNY Mellon Yield Enhancement Strategy Fund

ANNUAL REPORT October 31, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020 through October 31, 2021, as provided by Jeffrey M. Mortimer, CFA, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended October 31, 2021, the BNY Mellon Yield Enhancement Strategy Fund’s Class A shares produced a total return of 5.30%, Class C shares returned 4.73%, Class I shares returned 5.74% and Class Y shares returned 5.78%.1 In comparison, the Lipper Alternative Credit Focus Funds Index (the “Index”) produced a total return of 5.66% for the same period, and the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Agg Index”) produced a total return of −0.48% for the same period.2

Bonds posted mixed results during the period. U.S. Treasury bond returns were challenged by a rising- rate environment. Spread products generally outperformed their like-duration Treasury counterparts due to spread tightening. The risk-on environment was favorable for high yield credits. The fund's performance was driven by manager selection decisions.

The Fund’s Investment Approach

The fund seeks high current income. To pursue its goal, it normally allocates its assets across fixed-income investment strategies. The fund is designed to complement and diversify traditional bond portfolios. The fund normally allocates its assets among other investment companies (underlying funds) that employ various fixed-income investment strategies, including those focusing on domestic and foreign corporate bonds, high yield securities (“junk” bonds), senior loans, emerging-markets debt, municipal securities and Treasury inflation-protected securities (TIPS).

BNY Mellon Investment Adviser, Inc. determines the fund’s asset allocation to the fixed-income investment strategies and sets the investment ranges using fundamental and quantitative analysis and its economic and financial markets outlook. Underlying funds are selected based on their investment objectives and management policies, investment strategies and portfolio holdings, risk/reward profiles, historical performance and other factors. As of October 31, 2021, the fund held investments in: BNY Mellon Corporate Bond Fund, Cl. M, BNY Mellon Municipal Opportunities Fund, Cl. M, BNY Mellon Floating Rate Income Fund, Cl. Y, BNY Mellon High Yield Fund, Cl. I, BNY Mellon Global Dynamic Bond Income Fund, Cl. Y and TCW Emerging Markets Income Fund, Cl. I.

Rising Interest Rates Pressure Bond Returns

Global bond markets experienced a challenging 12-month period, marked by periods of volatility. From November 2020 through spring 2021, the economic outlook in much of the world brightened in response to COVID-19 vaccinations, coupled with ongoing fiscal and monetary stimulus. As is typical in times of robust economic growth, bond yields rose while prices of most fixed-income securities, particularly in safe havens, lost ground. U.S. 10-year Treasury yields almost doubled, while other developed-markets, government bond yields rose as well, though less dramatically. Credit spreads generally narrowed in response to the brighter outlook, so while most government bonds delivered losses, investment-grade returns were generally flat, and high yield and emerging-markets bonds produced positive returns.

2

Inflation ran hotter than expected during the second half of the period due to economic reopenings in the wake of the COVID-19 pandemic, with supply-chain bottlenecks and wage pressures limiting the availability of goods and exacerbating pricing issues. These trends led to increased volatility, which put pressure on the Federal Reserve (the “Fed”) and other central banks to adopt more hawkish, inflation-fighting postures. The prospect of higher rates took a toll on global bond markets, reflecting the inverse relationship between bond prices and interest rates. At the same time, slower-than-expected growth rates in many parts of the world constrained yields, which declined through the summer before creeping higher again in September and October 2021.

Manager Selection Determined Fund Performance

The fund’s performance relative to the Index during the reporting period was determined by the selection of underlying funds. The fund’s investments in the BNY Mellon Corporate Bond Fund and the BNY Mellon Municipal Opportunities Fund were highly beneficial to both absolute and relative performance, with both funds outperforming their respective benchmarks. The BNY Mellon Global Dynamic Bond Income Fund and the TCW Emerging Markets Income Fund performed in line with their benchmarks, while generating positive returns. The two remaining underlying funds, the BNY Mellon Floating Rate Income Fund and the BNY Mellon High Yield Fund, underperformed their benchmarks, detracting from relative returns. However, both delivered positive absolute performance. Asset allocation decisions were neutral during the period, with little effect on the fund’s relative performance.

Inflation Likely to Determine Market Direction

While the Fed continues to posit that recent inflationary pressures are transitory in nature, most observers recognize that those pressures are likely to prove more persistent than earlier expected. We take the view that, while inflation may continue to rise for some time to come, it is likely to moderate once supply-chain bottlenecks and wage pressures ease as people adjust and return to work. We believe the fund remains well positioned to provide fixed-income investors with attractive diversification and yield advantages in the prevailing

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

environment. Accordingly, as of the end of the period, we have kept the fund’s allocations unchanged.

November 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charges. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Past performance is no guarantee of future results.

² Source: Lipper Inc. — The Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). The Lipper Alternative Credit Focus Funds Index consists of funds that, by prospectus language, invest in a wide range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling trying to benefit from any changes in credit quality, credit spreads and market liquidity. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Municipal income may be subject to state and local taxes. Capital gains, if any, are taxable.

Inflation-linked bonds (ILBs) issued by a government are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation; ILBs decline in value when real interest rates rise. Treasury Inflation-Protected Securities (TIPS) are ILBs issued by the U.S. Government.

Mortgage-backed securities: Ginnie Maes and other securities backed by the full faith and credit of the United States Government are guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Privately issued mortgage related securities also are subject to credit risks associated with the underlying mortgage properties. These securities may be more volatile and less liquid than more traditional, government backed debt securities.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity. These risks are generally greater with emerging-market countries than with more economically and politically established foreign countries.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

The underlying funds’ underlying strategies may use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The ability of the fund to achieve its investment goal depends, in part, on the ability of BNY Mellon Investment Adviser, Inc. to effectively allocate the fund’s assets among the investment strategies and the underlying funds.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Yield Enhancement Strategy Fund with a hypothetical investment of $10,000 in the Bloomberg U.S. Aggregate Bond Index and Lipper Alternative Credit Focus Funds Index.

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Yield Enhancement Strategy Fund on 3/7/14 (inception date) to a hypothetical investment of $10,000 made in the Bloomberg U.S. Aggregate Bond Index and Lipper Alternative Credit Focus Funds Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares and Class I shares. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). The Lipper Alternative Credit Focus Funds Index consists of funds that, by prospectus language, invest in a wide range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling trying to benefit from any changes in credit quality, credit spreads, and market liquidity. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Yield Enhancement Strategy Fund with a hypothetical investment of $1,000,000 in the Bloomberg U.S. Aggregate Bond Index and Lipper Alternative Credit Focus Funds Index.

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Yield Enhancement Strategy Fund on 3/7/14 (inception date) to a hypothetical investment of $1,000,000 made in the Bloomberg U.S. Aggregate Bond Index and Lipper Alternative Credit Focus Funds Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). The Lipper Alternative Credit Focus Funds Index consists of funds that, by prospectus language, invest in a wide range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling trying to benefit from any changes in credit quality, credit spreads, and market liquidity. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/2021
	Inception Date	1 Year	5 Year	From Inception
Class A shares
with maximum sales charge (4.50%)	3/7/14	0.54%	2.77%	2.85%
without sales charge	3/7/14	5.30%	3.72%	3.47%
Class C shares
with applicable redemption charge †	3/7/14	3.73%	2.98%	2.72%
without redemption	3/7/14	4.73%	2.98%	2.72%
Class I shares	3/7/14	5.74%	4.10%	3.80%
Class Y shares	3/7/14	5.78%	4.14%	3.85%
Bloomberg U.S. Aggregate Bond Index	2/28/14	-0.48%	3.10%	3.24%	††
Lipper Alternative Credit Focus Funds Index	2/28/14	5.66%	3.21%	2.25%	††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† For comparative purposes, the value of each index on 2/28/14 is used as the beginning value on 3/7/14.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Yield Enhancement Strategy Fund from May 1, 2021 to October 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$2.73	$6.36	$.56	$.40
Ending value (after expenses)	$1,004.60	$1,001.90	$1,006.80	$1,006.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$2.75	$6.41	$.56	$.41
Ending value (after expenses)	$1,022.48	$1,018.85	$1,024.65	$1,024.80
†

Expenses are equal to the fund’s annualized expense ratio of .54% for Class A, 1.26% for Class C, .11% for Class I and .08% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2021

Description	Shares		Value ($)
Investment Companies - 99.6%
Domestic Fixed Income - 45.9%
BNY Mellon Corporate Bond Fund, Cl. M	2,324,779	[a]	31,617,001
BNY Mellon Floating Rate Income Fund, Cl. Y	5,025,834	[a]	57,545,798
BNY Mellon High Yield Fund, Cl. I	6,497,105	[a]	39,697,314
			128,860,113
Foreign Fixed Income - 14.9%
BNY Mellon Global Dynamic Bond Income Fund, Cl. Y	2,326,235	[a]	28,798,784
TCW Emerging Markets Income Fund, Cl. I	1,635,322		12,951,746
			41,750,530
Municipal Bond - 38.8%
BNY Mellon Municipal Opportunities Fund, Cl. M	7,867,013	[a]	109,036,807
Total Investments (cost $268,959,252)	99.6%		279,647,450
Cash and Receivables (Net)	.4%		1,063,251
Net Assets	100.0%		280,710,701

a Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	99.6
99.6

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/20 ($)	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)
BNY Mellon Corporate Bond Fund, Cl. M	36,490,879	2,722,972	(7,614,094)	454,936
BNY Mellon Floating Rate Income Fund, CI. Y	76,413,553	5,775,528	(26,778,811)	(1,913,555)
BNY Mellon Global Dynamic Bond Income Fund, CI. Y	30,356,927	1,711,409	(3,205,490)	32,394
BNY Mellon High Yield Fund, CI. I	44,196,304	5,968,994	(11,955,900)	49,199
BNY Mellon Municipal Opportunities Fund, CI. M	124,977,388	3,726,100	(23,919,308)	1,365,937
Total	312,435,051	19,905,003	(73,473,603)	(11,089)

Investment Companies	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 10/31/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Corporate Bond Fund, Cl. M	(437,692)	31,617,001	11.3	1,090,971
BNY Mellon Floating Rate Income Fund, CI. Y	4,049,083	57,545,798	20.5	2,511,529
BNY Mellon Global Dynamic Bond Income Fund, CI. Y	(96,456)	28,798,784	10.3	726,409
BNY Mellon High Yield Fund, CI. I	1,438,717	39,697,314	14.1	2,047,007
BNY Mellon Municipal Opportunities Fund, CI. M	2,886,690	109,036,807	38.8	2,992,479
Total	7,840,342	266,695,704	95.0	9,368,395

† Includes reinvested dividends/distributions.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	13,373,859	12,951,746
Affiliated issuers	255,585,393	266,695,704
Cash		1,133,633
Dividends receivable		514,109
Receivable for shares of Common Stock subscribed		133,125
Prepaid expenses		25,176
		281,453,493
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		4,649
Payable for investment securities purchased		440,184
Payable for shares of Common Stock redeemed		233,487
Directors’ fees and expenses payable		4,407
Other accrued expenses		60,065
		742,792
Net Assets ($)		280,710,701
Composition of Net Assets ($):
Paid-in capital		294,216,928
Total distributable earnings (loss)		(13,506,227)
Net Assets ($)		280,710,701

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	416,914	105,083	11,094,858	269,093,846
Shares Outstanding	33,773	8,522	896,566	21,763,500
Net Asset Value Per Share ($)	12.34	12.33	12.37	12.36

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Year Ended October 31, 2021

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	661,954
Affiliated issuers	9,368,395
Total Income	10,030,349
Expenses:
Professional fees	94,115
Registration fees	70,605
Directors’ fees and expenses—Note 3(d)	22,557
Chief Compliance Officer fees—Note 3(c)	11,755
Prospectus and shareholders’ reports	9,545
Loan commitment fees—Note 2	8,577
Shareholder servicing costs—Note 3(c)	6,489
Custodian fees—Note 3(c)	979
Distribution fees—Note 3(b)	366
Interest expense—Note 2	152
Miscellaneous	18,777
Total Expenses	243,917
Investment Income—Net	9,786,432
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	(196,460)
Affiliated issuers	(11,089)
Net Realized Gain (Loss)	(207,549)
Net change in unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	182,627
Affiliated issuers	7,840,342
Net Change in Unrealized Appreciation (Depreciation)	8,022,969
Net Realized and Unrealized Gain (Loss) on Investments	7,815,420
Net Increase in Net Assets Resulting from Operations	17,601,852

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
Operations ($):
Investment income—net	9,786,432	15,182,294
Net realized gain (loss) on investments	(207,549)	(4,678,748)
Net change in unrealized appreciation (depreciation) on investments	8,022,969	(5,074,208)
Net Increase (Decrease) in Net Assets Resulting from Operations	17,601,852	5,429,338
Distributions ($):
Distributions to shareholders:
Class A	(14,031)	(21,850)
Class C	(1,004)	(737)
Class I	(353,212)	(407,972)
Class Y	(9,531,286)	(15,392,700)
Total Distributions	(9,899,533)	(15,823,259)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	25,937	98,716
Class C	81,000	-
Class I	6,765,723	6,181,639
Class Y	23,148,072	62,094,447
Distributions reinvested:
Class A	11,739	19,155
Class C	430	-
Class I	337,227	389,329
Class Y	605,066	1,183,341
Cost of shares redeemed:
Class A	(198,510)	(127,655)
Class I	(6,115,731)	(6,288,729)
Class Y	(76,248,011)	(148,955,757)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(51,587,058)	(85,405,514)
Total Increase (Decrease) in Net Assets	(43,884,739)	(95,799,435)
Net Assets ($):
Beginning of Period	324,595,440	420,394,875
End of Period	280,710,701	324,595,440

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2021	2020
Capital Share Transactions (Shares):
Class A
Shares sold	2,085	8,180
Shares issued for distributions reinvested	950	1,597
Shares redeemed	(16,015)	(10,582)
Net Increase (Decrease) in Shares Outstanding	(12,980)	(805)
Class C
Shares sold	6,488	-
Shares issued for distributions reinvested	34	-
Net Increase (Decrease) in Shares Outstanding	6,522	-
Class Ia
Shares sold	544,878	519,456
Shares issued for distributions reinvested	27,179	32,410
Shares redeemed	(492,646)	(530,534)
Net Increase (Decrease) in Shares Outstanding	79,411	21,332
Class Ya
Shares sold	1,860,321	5,140,885
Shares issued for distributions reinvested	48,862	98,236
Shares redeemed	(6,155,873)	(12,536,121)
Net Increase (Decrease) in Shares Outstanding	(4,246,690)	(7,297,000)

[a]

During the period ended October 31, 2021, 416,257 Class Y shares representing $5,162,532 were exchanged for 415,878 Class I shares and during the period ended October 31, 2020, 394,600 Class Y shares representing $4,667,136 were exchanged for 394,271 Class I shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.06	12.29	12.02	12.39	12.32
Investment Operations:
Investment income—net[a]	.36	.42	.49	.45	.45
Net realized and unrealized gain (loss) on investments	.28	(.21)	.27	(.35)	.07
Total from Investment Operations	.64	.21	.76	.10	.52
Distributions:
Dividends from investment income—net	(.36)	(.44)	(.49)	(.47)	(.45)
Net asset value, end of period	12.34	12.06	12.29	12.02	12.39
Total Return (%)[b]	5.30	1.75	6.47	.83	4.38
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.53	.49	.47	.38	.41
Ratio of net investment income to average net assets[c]	2.88	3.47	4.19	3.67	3.63
Portfolio Turnover Rate	10.58	8.41	21.45	22.78	10.47
Net Assets, end of period ($ x 1,000)	417	564	585	1,027	428

a Based on average shares outstanding.

b Exclusive of sales charge.

c Amount does not include the expenses of the underlying funds.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Class C Shares	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.05	12.29	12.02	12.40	12.31
Investment Operations:
Investment income—net[a]	.24	.34	.40	.35	.35
Net realized and unrealized gain (loss) on investments	.33	(.21)	.29	(.35)	.05
Total from Investment Operations	.57	.13	.69	-	.40
Distributions:
Dividends from investment income—net	(.29)	(.37)	(.42)	(.38)	(.31)
Net asset value, end of period	12.33	12.05	12.29	12.02	12.40
Total Return (%)[b]	4.73	1.10	5.84	.02	3.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	1.23	1.11	1.12	1.26	1.37
Ratio of net investment income to average net assets[c]	2.02	2.88	3.32	2.84	2.90
Portfolio Turnover Rate	10.58	8.41	21.45	22.78	10.47
Net Assets, end of period ($ x 1,000)	105	24	25	24	25

a Based on average shares outstanding.

b Exclusive of sales charge.

c Amount does not include the expenses of the underlying funds.

See notes to financial statements.

16

Class I Shares	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.09	12.32	12.05	12.41	12.34
Investment Operations:
Investment income—net[a]	.40	.47	.53	.48	.47
Net realized and unrealized gain (loss) on investments	.29	(.22)	.27	(.33)	.08
Total from Investment Operations	.69	.25	.80	.15	.55
Distributions:
Dividends from investment income—net	(.41)	(.48)	(.53)	(.51)	(.48)
Net asset value, end of period	12.37	12.09	12.32	12.05	12.41
Total Return (%)	5.74	2.13	6.85	1.20	4.66
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.11	.11	.09	.08	.11
Ratio of net investment income to average net assets[b]	3.23	3.85	4.34	3.99	3.85
Portfolio Turnover Rate	10.58	8.41	21.45	22.78	10.47
Net Assets, end of period ($ x 1,000)	11,095	9,877	9,804	9,264	5,742

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Class Y Shares	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.08	12.31	12.04	12.40	12.33
Investment Operations:
Investment income—net[a]	.41	.48	.53	.50	.50
Net realized and unrealized gain (loss) on investments	.28	(.22)	.28	(.35)	.06
Total from Investment Operations	.69	.26	.81	.15	.56
Distributions:
Dividends from investment income—net	(.41)	(.49)	(.54)	(.51)	(.49)
Net asset value, end of period	12.36	12.08	12.31	12.04	12.40
Total Return (%)	5.78	2.18	6.89	1.23	4.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.08	.06	.06	.05	.05
Ratio of net investment income to average net assets[b]	3.33	3.96	4.39	4.06	4.11
Portfolio Turnover Rate	10.58	8.41	21.45	22.78	10.47
Net Assets, end of period ($ x 1,000)	269,094	314,130	409,982	420,265	456,703

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Yield Enhancement Strategy Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds II, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek high current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Y (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

19

NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2021, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held 2,000 Class A shares and 2,000 Class C shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

20

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are valued at the net asset value of each underlying fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Investment Companies	279,647,450	-	-	279,647,450

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect

21

NOTES TO FINANCIAL STATEMENTS (continued)

the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income

22

tax expense in the Statement of Operations. During the period ended October 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $620,464, accumulated capital losses $19,804,019 and unrealized appreciation $5,677,328.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2021. The fund has $2,871,254 of short-term capital losses and $16,932,765 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2021 and October 31, 2020 were as follows: ordinary income $6,985,107 and $11,444,047, and tax-exempt income $2,914,426 and $4,379,212, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

23

NOTES TO FINANCIAL STATEMENTS (continued)

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2021 was approximately $12,329 with a related weighted average annualized interest rate of 1.23%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, there is no management fee paid to the Adviser. The fund may invest in other affiliated mutual funds advised by the Adviser and unaffiliated open-end funds, closed-end funds and exchange-traded funds. All fees and expenses of the underlying funds are reflected in the underlying fund’s net asset value.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended October 31, 2021, Class C shares were charged $366 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2021, Class A and Class C shares were charged $1,203 and $122, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting

24

purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2021, the fund was charged $2,703 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2021, the fund was charged $979 pursuant to the custody agreement.

During the period ended October 31, 2021, the fund was charged $11,755 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: Distribution Plan fees of $67, Shareholder Services Plan fees of $115, custodian fees of $210, Chief Compliance Officer fees of $3,774 and transfer agency fees of $483.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2021, amounted to $31,086,893 and $82,454,075, respectively.

25

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021, the cost of investments for federal income tax purposes was $273,970,122; accordingly, accumulated net unrealized appreciation on investments was $5,677,328, consisting of $12,591,887 gross unrealized appreciation and $6,914,559 gross unrealized depreciation.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the fund and Board of Directors of
BNY Mellon Investment Funds II, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Yield Enhancement Strategy Fund (the “Fund”), a series of BNY Mellon Investment Funds II, Inc., including the statement of investments, as of October 31, 2021, and the statement of investments in affiliated issuers as of and for the year then ended, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with the transfer agent and custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
December 22, 2021

27

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports $2,914,426 as “exempt-interest dividends paid” during its fiscal year ended October 31, 2021. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s tax-exempt dividends paid for the 2021 calendar year on Form 1099-DIV, which will be mailed in early 2022.

28

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 98

———————

Francine J. Bovich (70)

Board Member (2012)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 55

———————

Andrew J. Donohue (71)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP. a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 45

———————

29

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Kenneth A. Himmel (75)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (72)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 45

———————

Benaree Pratt Wiley (75)

Board Member (1998)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 63

———————

30

Interested Board Member

Bradley Skapyak (62)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of Dreyfus (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of the Transfer Agent (2011-2019)

• Senior Vice President of the Custodian (2007-2019)

No. of Portfolios for which Board Member Serves: 22

Mr. Skapyak is deemed to be an Interested Board Member of the funds as a result of his ownership of unvested restricted stock units of BNY Mellon.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member
Stephen J. Lockwood, Emeritus Board Member

31

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 57 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director - BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President since February 2020 of BNY Mellon ETF Investment Adviser; LLC, Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

32

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021 of BNY Mellon; Counsel from May 2016 to December 2019 of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 57 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

33

For More Information

BNY Mellon Yield Enhancement Strategy Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DABMX Class C: DABLX Class I: DABKX Class Y: DABJX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6327AR1021

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $93,840 in 2020 and $93,840 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $15,960 in 2020 and $15,960 in 2021. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2020 and $0 in 2021. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iii) determination of Passive Foreign Investment. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2020 and $0 in 2021.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,624,805 in 2020 and $3,851,043 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

       Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds II, Inc.

By: /s/ David DiPetrillo

         David DiPetrillo

         President (Principal Executive Officer)

Date: December 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

         David DiPetrillo

         President (Principal Executive Officer)

Date: December 17, 2021

By: /s/ James Windels

         James Windels

        Treasurer (Principal Financial Officer)

Date: December 17, 2021

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)